Fees Summary	Jan. 30, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 8,649.49
Total Fee Amount	8,649.49
Total Transaction Valuation	62,632,113.74
Total Offset Amount	0
Net Fee	$ 0